Others, Net (Tables)	12 Months Ended
Dec. 31, 2020
Others, Net [Abstract]
Schedule of Other Nonoperating Income Expense

	For the year ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
VAT exemption due to the COVID-19	—	—	51,889
Government grants	10,330	18,087	28,644
Financing expense (Note 13)	(4,722)	—	—
Fair value changes of short-term investments	382	863	9,396
Foreign exchange gains/(losses)	38,620	3,279	(23,935)
Others	33	(2,165)	(4,942)

Total	44,643	20,064	61,052